SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-k

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2004

PRIVATEBANCORP, INC.
(Exact name of Registrant as specified in its charter.)

Commission File Number: 000-25887

Delaware (State or other jurisdiction of incorporation or organization)	36-3681151 (I.R.S. Employer Identification Number)
Ten North Dearborn Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

(312) 683-7100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 7.01 REGULATION FD DISCLOSURE

On September 23, 2004, PrivateBancorp, Inc. (the "Company") announced that it will webcast live its quarterly conference call with financial analysts regarding its earnings results for the quarter ended September 30, 2004. The call will be held on October 18, 2004 at 11:00 a.m. Eastern time (10:00 a.m. Central time). Access to the call will be available via a link called "Third Quarter 2004 Earnings Call" on the investor relations page of the Company's Internet website at www.privatebancorp.com. Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.
By:	/s/ Ralph B. Mandell
Name:	Ralph B. Mandell
Title:	Chairman, President and
Chief Executive Officer
Date:	September 23, 2004

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated September 23, 2004